UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2021

GREENSKY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector	Suite 700	30342
Atlanta,	Georgia	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (678) 264-6105
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	GSKY	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, GreenSky, Inc. (the “Company”) appointed Ritesh Gupta as the Company’s Executive Vice President and Chief Operating Officer, effective July 1, 2021.

Mr. Gupta, age 46, has served as Executive Vice President, Operations of the Company since October 2018. From December 2015 to October 2018, Mr. Gupta served in the successive roles of Chief Customer Operations Officer and Chief Operating Officer at CAN Capital, a financial technology company in small business lending, where he led operations and technology development functions with responsibilities that included sales operations, credit underwriting operations, customer servicing, collections, product management and technology re-platforming strategy. From July 2003 to December 2015, Mr. Gupta served in roles of successive importance culminating in Vice President of Operations for the bank Capital One, holding several leadership roles in credit card operations, technology, partnerships and procurement. Mr. Gupta also led manufacturing operations at ITC Ltd., one of India's foremost multi-business enterprises. Mr. Gupta received his undergraduate degree in mechanical engineering from Indian Institute of Technology (I.I.T.), Kanpur, India and his M.B.A. from Indian Institute of Management (I.I.M.), Ahmedabad, India.

On June 24, 2021, the Company issued a press release announcing the appointment of Mr. Gupta as Executive Vice President and Chief Operating Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date:	June 29, 2021	By:	/s/ Andrew Kang
		Name:	Andrew Kang
		Title:	Executive Vice President and Chief Financial Officer